The Olstein Strategic Opportunities Fund
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 97.1%	Shares	Value
Auto Components - 1.7%
Miller Industries, Inc.	21,500	$910,955

Auto Manufacturers - 4.0%
Blue Bird Corporation (a)(b)	65,000	2,104,050

Banks - 2.3%
First Hawaiian, Inc.	51,000	1,246,440

Commercial Banks - 6.9%
Citizens Financial Group, Inc.	33,000	1,352,010
Home BancShares, Inc.	50,000	1,413,500
Prosperity Bancshares, Inc.	13,000	927,810
		3,693,320

Commercial Services & Supplies - 7.3%
ABM Industries, Inc.	38,000	1,799,680
Brady Corporation - Class A	15,000	1,059,600
Korn Ferry	15,300	1,037,799
		3,897,079

Distributors - 3.0%
LKQ Corporation	38,000	1,616,520

Diversified Financial Services - 3.4%
Invesco Ltd.	117,900	1,788,543

Electronic Equipment, Instruments & Components - 6.9%
Vishay Intertechnology, Inc. (b)	112,000	1,780,800
Vontier Corporation	58,000	1,905,300
		3,686,100

Electronics - 4.3%
Sensata Technologies Holding PLC	95,000	2,305,650

Health Care Equipment & Supplies - 2.8%
Zimmer Biomet Holdings, Inc. (b)	13,000	1,471,340

Health Care Products - 4.1%
Integra LifeSciences Holdings Corporation (a)	98,000	2,155,020

Health Care Providers & Services - 0.9%
Progyny, Inc. (a)	21,000	469,140

Hotels, Restaurants & Leisure - 2.1%
Denny's Corporation (a)	303,000	1,112,010

Household Durables - 6.9%
Central Garden & Pet Company - Class A (a)	60,000	1,963,800
Mohawk Industries, Inc. (a)	15,000	1,712,700
		3,676,500

Household Products - 1.5%
Reynolds Consumer Products, Inc.	33,850	807,661

Industrial Equipment Wholesale - 2.0%
WESCO International, Inc.	7,000	1,087,100

Machinery - 18.9%
AGCO Corporation	12,500	1,157,125
Douglas Dynamics, Inc.	60,000	1,393,800
Gates Industrial Corporation PLC (a)	114,000	2,098,740
Graham Corporation (a)	20,840	600,609
Middleby Corporation (a)	7,500	1,139,850
Shyft Group, Inc.	225,799	1,826,714
Tennant Company	11,300	901,175
Timken Company (b)	13,000	934,310
		10,052,323

Pharmaceuticals - 4.6%
Avantor, Inc. (a)	72,724	1,178,856
Prestige Consumer Healthcare, Inc. (a)	15,000	1,289,550
		2,468,406

Professional Services - 1.7%
First Advantage Corporation (a)(b)	63,000	887,670

Real Estate Management & Development - 5.0%
Cushman & Wakefield PLC (a)	140,000	1,430,800
Jones Lang LaSalle, Inc. (a)	5,000	1,239,550
		2,670,350

Restaurants - 3.9%
Dine Brands Global, Inc. (b)	90,000	2,094,300

Semiconductors & Semiconductor Equipment - 2.9%
Kulicke and Soffa Industries, Inc.	47,400	1,563,252
TOTAL COMMON STOCKS (Cost $51,637,995)		51,763,729

SHORT-TERM INVESTMENTS - 14.1%	Shares	Value
Investments Purchased with Proceeds from Securities Lending - 11.4%
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (c)	6,048,785	6,048,785

Money Market Funds - 2.7%
First American Government Obligations Fund - Class X, 4.27% (c)	1,457,068	1,457,068
TOTAL SHORT-TERM INVESTMENTS (Cost $7,505,853)		7,505,853

TOTAL INVESTMENTS - 111.2% (Cost $59,143,848)		59,269,582
Money Market Deposit Account - 0.1% (d)		76,688
Liabilities in Excess of Other Assets - (11.3)%		(6,036,909)
TOTAL NET ASSETS - 100.0%		$53,309,361
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $5,872,163 which represented 11.0% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.11%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

The Olstein Strategic Opportunities Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

Investments:	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$ -	$ 51,763,729	$ -	$ -	$ 51,763,729
Short-Term Investment	-	1,457,068	-	-	1,457,068
Investments Purchased with Proceeds from Securities Lending (a)	6,048,785	-	-	-	6,048,785
Total Investments	$ 6,048,785	$ 53,220,797	$ -	$ -	$ 59,269,582

 Refer to the Schedule of Investments for further disaggregation of investment categories

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,048,785 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.